UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date Of Report (Date Of Earliest Event Reported) April 24, 2024

AUTONATION, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13107	73-1105145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 SW 1st Ave
Fort Lauderdale, Florida 33301
(Address of principal executive offices, including zip code)
Registrant's telephone number, including area code (954) 769-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	AN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On April 24, 2024, AutoNation, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the following six proposals and cast their votes as set forth below.

Proposal 1
The eight director nominees were elected, each for a term expiring at the next Annual Meeting of Stockholders or until their successors are duly elected and qualified, based upon the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
Rick L. Burdick	34,586,439	945,085	80,997	2,333,700
David B. Edelson	34,983,043	548,483	80,995	2,333,700
Robert R. Grusky	33,996,046	1,535,480	80,995	2,333,700
Norman K. Jenkins	35,391,638	133,854	87,029	2,333,700
Lisa Lutoff-Perlo	34,210,337	1,322,138	80,046	2,333,700
Michael Manley	35,181,407	338,442	92,672	2,333,700
G. Mike Mikan	35,033,964	486,014	92,543	2,333,700
Jacqueline A. Travisano	31,743,722	3,789,161	79,638	2,333,700

Proposal 2
The proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2024 was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
37,390,691	475,757	79,773	N/A

Proposal 3

The proposal to approve, on an advisory basis, the resolution on named executive officer compensation was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
34,730,203	797,406	84,912	2,333,700

Proposal 4

The proposal to approve and adopt an Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
32,730,331	2,799,231	82,959	2,333,700

Proposal 5

The proposal to approve the AutoNation, Inc. 2024 Non-Employee Director Equity Plan was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
34,242,205	1,318,996	51,320	2,333,700

Proposal 6
The stockholder proposal regarding political contributions was not approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
9,611,160	25,048,983	952,378	2,333,700

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTONATION, INC.

Date:	April 25, 2024	By:	/s/ C. Coleman Edmunds
C. Coleman Edmunds
Executive Vice President, General Counsel and Corporate Secretary